         NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

        THIS NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (the "AMENDMENT"), dated as of January 9, 2002, (the "AMENDMENT DATE") is among HAGGAR CLOTHING CO. ("COMPANY"), HAGGAR CORP. ("HAGGAR"), each of the banks which are party hereto (individually a "BANK" and collectively, the "BANKS") and JPMORGAN CHASE BANK, (successor in interest by merger to The Chase Manhattan Bank) individually as a Bank and as Agent for itself and the other Banks (in such capacity as Agent, together with its successors in such capacity, "Agent").

                                   RECITALS:

        A. Pursuant to that certain First Amended and Restated Credit Agreement dated September 18, 1996 (as the same has been and is hereby amended, the "AGREEMENT"), the banks party thereto agreed to make Loans to Company as set forth therein.

        B. Company and Haggar have requested that the Banks agree to modify certain terms of the Agreement as herein set forth. The Banks are willing to do so upon the terms and provisions of this Amendment.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of the Amendment Date, unless otherwise indicated:

                                   ARTICLE 1.

                                  DEFINITIONS

        Section 1.1. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE 2.

                                   AMENDMENT

        Section 2.1.    AMENDMENT TO SECTION 7.8(b) OF THE AGREEMENT. CLAUSE
(b) of SECTION 7.8 of the Agreement is amended and restated in its entirety to read as follows:

        (b) Permit the sum of the following to be or become less than $40,000,000: (i) the Net Worth of the Company PLUS (ii) the lesser of $20,000,000 or the actual aggregate amount of non-cash losses (amortization) attributable to the impairment of the Company's goodwill which were incurred and reported by the Company on its financial statements during its fiscal quarter ending December 31, 2001 and which resulted from the Company's compliance with statement number 142 of the Financial Accounting Standards Board.

NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 1

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                                   ARTICLE 3.

                                 MISCELLANEOUS

        Section 3.1. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

        Section 3.2. REPRESENTATIONS AND WARRANTIES. Company and Haggar hereby represent and warrant to Agent and the Banks as follows: (a) after giving effect to this Amendment, no Default exists; and (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date.

        Section 3.3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent or any Bank to rely upon them.

        Section 3.4. REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

        Section 3.5. EXPENSES OF BANK. As provided in the Agreement, Company agrees to pay on demand all costs and expenses incurred by Agent or any Bank in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the costs and fees of Agent's and each Bank's legal counsel.

        Section 3.6. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 3.7. APPLICABLE LAW. This Amendment and all other Loan Documents shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

        Section 3.8. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent, each Bank, Company and Haggar and their respective successors and assigns, except that neither Company or Haggar may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

        Section 3.9. COUNTERPARTS. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        Section 3.10. EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by any Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 2

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        Section 3.11.   HEADINGS. The headings, captions, and arrangements
used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 3.12. ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        Section 3.13. REQUIRED BANKS. The Agreement may be modified as provided in this Amendment with the agreement of the Required Banks which means the Banks having sixty percent (60%) of the sum of (i) the aggregate unpaid principal amount of the outstanding Loans plus (ii) the Letter of Credit Exposure (such percentage applicable to a Bank, herein such Bank's "REQUIRED BANK PERCENTAGE"). For purposes of determining the effectiveness of this Amendment, each Bank's Required Bank Percentage is set forth on SCHEDULE
3.13 hereto.

        EXECUTED as of the date first written above.

                                      COMPANY AND HAGGAR:

                                      HAGGAR CLOTHING CO., a Nevada corporation
                                      HAGGAR CORP., a Nevada corporation


                                      By: /s/ J.M. Haggar, III
                                         --------------------------------------
                                              J.M. Haggar, III
                                              Chief Executive Officer for both


                                      AGENT:

                                      JPMORGAN CHASE BANK (successor in interest by merger to THE CHASE MANHATTAN BANK), Individually and as Agent


                                      By:
                                         --------------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                                -------------------------------


                                      BANKS:

                                      BANK OF AMERICA, N.A.


                                      By:
                                         --------------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                                -------------------------------

NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 3
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        Section 3.11.   HEADINGS. The headings, captions, and arrangements
used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 3.12. ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        Section 3.13. REQUIRED BANKS. The Agreement may be modified as provided in this Amendment with the agreement of the Required Banks which means the Banks having sixty percent (60%) of the sum of (i) the aggregate unpaid principal amount of the outstanding Loans plus (ii) the Letter of Credit Exposure (such percentage applicable to a Bank, herein such Bank's "REQUIRED BANK PERCENTAGE"). For purposes of determining the effectiveness of this Amendment, each Bank's Required Bank Percentage is set forth on SCHEDULE
3.13 hereto.

        EXECUTED as of the date first written above.

                                   COMPANY AND HAGGAR:

                                   HAGGAR CLOTHING CO., a Nevada corporation
                                   HAGGAR CORP., a Nevada corporation


                                   By:
                                      ------------------------------------------
                                           J.M. Haggar, III
                                           Chief Executive Officer for both


                                   AGENT:

                                   JPMORGAN CHASE BANK (successor in interest by merger to THE CHASE MANHATTAN BANK), Individually and as Agent


                                   By: /s/ Allen K. King
                                      ------------------------------------------
                                      Name:  Allen K. King, Vice President
                                             -----------------------------------
                                      Title: JPMorgan Chase Bank
                                             -----------------------------------


                                   BANKS:

                                   BANK OF AMERICA, N.A.


                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------
NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 3
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        Section 3.11.   HEADINGS. The headings, captions, and arrangements
used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 3.12. ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        Section 3.13. REQUIRED BANKS. The Agreement may be modified as provided in this Amendment with the agreement of the Required Banks which means the Banks having sixty percent (60%) of the sum of (i) the aggregate unpaid principal amount of the outstanding Loans plus (ii) the Letter of Credit Exposure (such percentage applicable to a Bank, herein such Bank's "REQUIRED BANK PERCENTAGE"). For purposes of determining the effectiveness of this Amendment, each Bank's Required Bank Percentage is set forth on SCHEDULE
3.13 hereto.

        EXECUTED as of the date first written above.

                                   COMPANY AND HAGGAR:

                                   HAGGAR CLOTHING CO., a Nevada corporation
                                   HAGGAR CORP., a Nevada corporation


                                   By:
                                      ------------------------------------------
                                           J.M. Haggar, III
                                           Chief Executive Officer for both


                                   AGENT:

                                   JPMORGAN CHASE BANK (successor in interest by merger to THE CHASE MANHATTAN BANK), Individually and as Agent


                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                   BANKS:

                                   BANK OF AMERICA, N.A.


                                   By: /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name:  [ILLEGIBLE]
                                             -----------------------------------
                                      Title: Principal
                                             -----------------------------------

NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 3

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                                   COMERICA BANK-TEXAS


                                   By: /s/ Margareth Fanini
                                      ------------------------------------------
                                      Name:  Margareth Fanini
                                             -----------------------------------
                                      Title: Commercial Banking Officer
                                             -----------------------------------


                                   BANK ONE, N.A.


                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                   FIRST UNION NATIONAL BANK


                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 4

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                                   COMERICA BANK-TEXAS


                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                   BANK ONE, N.A.


                                   By: /s/ Timothy A. Smith
                                      ------------------------------------------
                                      Name:  Timothy A. Smith
                                             -----------------------------------
                                      Title: Vice President
                                             -----------------------------------


                                   FIRST UNION NATIONAL BANK


                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 4

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                                   COMERICA BANK-TEXAS


                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                   BANK ONE, N.A.


                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                   FIRST UNION NATIONAL BANK


                                   By: /s/ Susan T. Vitale
                                      ------------------------------------------
                                      Name:  Susan T. Vitale
                                             -----------------------------------
                                      Title: Assistant Vice President
                                             -----------------------------------


NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 4

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                        CONSENT OF DOMESTIC SUBSIDIARIES

        Each of the undersigned Subsidiaries hereby (a) agrees that the Subsidiary Guaranty to which it is a signatory is and shall remain in full force and effect; (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty to which it is a signatory, (c) acknowledges its consent and agreement to the Amendment; (d) reaffirms all agreements and obligations under the Subsidiary Guaranty to which it is a signatory, with respect to the Loans, the Notes, the Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Consent of Domestic Subsidiaries has been taken.

                    BOWIE MANUFACTURING COMPANY, a Nevada corporation
                    CORSICANA COMPANY, a Nevada corporation
                    DALLAS PANT MANUFACTURING COMPANY, a Nevada corporation GREENVILLE PANT MANUFACTURING COMPANY, a Nevada corporation MCKINNEY PANT MANUFACTURING COMPANY, a Nevada corporation OLNEY MANUFACTURING COMPANY, a Nevada corporation WAXAHACHIE GARMENT COMPANY, a Nevada corporation
                    LA ROMANA MANUFACTURING CORPORATION, a Nevada corporation HAGGAR SERVICES, INC., a Texas corporation
                    DUNCAN MANUFACTURING COMPANY, an Oklahoma corporation WESLACO CUTTING, INC., a Nevada corporation
                    WESLACO SEWING , INC., a Nevada corporation
                    HAGGAR DIRECT, INC., a Nevada corporation
                    SAN GABRIEL ENTERPRISES, INC., a Texas corporation MULTIPLES, U.S.A., INC., a Texas corporation
                    EDINBURG DIRECT GARMENT COMPANY, INC., a Texas corporation WESLACO DIRECT CUTTING, COMPANY, INC., a Texas corporation HAGGAR.COM, INC., a Texas corporation
                    JERRELL CLOTHING MANAGEMENT, INC., a Texas corporation JERRELL LTD, a Texas limited partnership
                    HAGGAR CANADA, INC., a Nevada corporation


                    By: /s/ J.M. Haggar, III
                       --------------------------------------------------------
                        J.M. Haggar, III
                        Chairman/Chief Executive Officer of each Subsidiary


CONSENT, Solo Page

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                                  SCHEDULE 3.13
                                       to
                                  HAGGAR CORP.

         NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                            REQUIRED BANK PERCENTAGE

===============================================================================
                                                      BANKS AGREEING TO NINTH
                                                      AMENDMENT (INSERT % FROM
                                                     PRIOR COLUMN IF BANK SIGNS
                                 REQUIRED BANK       NINTH AMENDMENT THEN TOTAL
          BANK                  PERCENTAGE HELD           % IN THIS COLUMN)
===============================================================================
JPMorgan Chase Bank                24.44444                   24.44444
-------------------------------------------------------------------------------
Bank of America, N.A.              24.44444                   24.44444
-------------------------------------------------------------------------------
Comerica Bank - Texas              21.11111                   21.11111
-------------------------------------------------------------------------------
Bank One, N.A.                     18.88889                   18.88889
-------------------------------------------------------------------------------
First Union National Bank          11.11111                   11.11111
-------------------------------------------------------------------------------
TOTAL                               100.00%                    100.00%
===============================================================================




SCHEDULE 3.13, Solo Page